UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
WILHELMINA INTERNATIONAL, INC.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

WILHELMINA INTERNATIONAL, INC.
Two Lincoln Centre
5420 Lyndon B Johnson Freeway
Box #25
Dallas, TX 75240
April 26, 2024
Dear Stockholder:
You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. The Annual Meeting will be held on Monday, June 10, 2024, at 4:00 p.m., local time, at Three Lincoln Centre Conference Center, 5430 LBJ Freeway, Suite 350, Dallas, Texas 75240.
We describe in detail the actions we expect to submit to a vote of stockholders at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option before it is exercised at the Annual Meeting.
On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Wilhelmina International, Inc. We look forward to seeing you at the Annual Meeting.
Sincerely,

Mark E. Schwarz
Chairman of the Board and Executive Chairman

WILHELMINA INTERNATIONAL, INC.
Two Lincoln Centre
5420 Lyndon B Johnson Freeway
Box #25
Dallas, TX 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2024
To the Stockholders of Wilhelmina International, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. (the “Company”), will be held on Monday, June 10, 2024, at 4:00 p.m., local time, at Three Lincoln Centre Conference Center, 5430 LBJ Freeway, Suite 350, Dallas, Texas 75240, for the following purposes:
1.	To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.	To ratify the appointment of Bodwell Vasek Wells DeSimone LLP as the Company’s independent registered public accounting firm for fiscal year 2024; and
3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Stockholders of record at the close of business on April 22, 2024, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. Whether or not you plan to attend the meeting, please sign, date, and return the enclosed proxy card or voting instruction card in the envelope provided OR submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. If you attend the meeting, you may revoke your proxy and vote in person.
Thank you for your participation. We look forward to your continued support.
By Order of the Board of Directors

Mark E. Schwarz
Chairman of the Board and Executive Chairman
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to
Be Held on June 10, 2024
The 2024 Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2023 are available at www.proxyvote.com.

WILHELMINA INTERNATIONAL, INC.
Two Lincoln Centre
5420 Lyndon B Johnson Freeway
Box #25
Dallas, TX 75240
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2024
This Proxy Statement is furnished by the Board of Directors (the “Board”) of Wilhelmina International, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), in connection with the Board’s solicitation of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Three Lincoln Centre Conference Center, 5430 LBJ Freeway, Suite 350, Dallas, Texas 75240, at 4:00 p.m., local time, on Monday, June 10, 2024, or at any adjournment or postponement thereof. This Proxy Statement is first being sent or given to stockholders beginning on or around April 26, 2024.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Why did I receive this Proxy Statement?
A:
The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on April 22, 2024, the record date for the Annual Meeting (the “Record Date”) and are entitled to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?
A:
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the background and compensation of our directors and executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation (the “Transfer Agent”), you are considered, with respect to those shares, the “stockholder of record.” This Proxy Statement, our 2023 Annual Report on Form 10-K (the “2023 Annual Report”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This Proxy Statement and the 2023 Annual Report have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet. You may not vote these shares in person at the Annual Meeting unless you obtain a proxy from the broker, bank, or nominee that holds your shares giving you the right to vote the shares at the meeting.
Q:	What am I voting on at the Annual Meeting?
A:	You are voting on the following matters:
•	Election of four directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;
•	Ratification of selection of Bodwell Vasek Wells DeSimone LLP as the Company’s independent registered public accounting firm for fiscal year 2024; and
•	The transaction of such other business as may properly be brought before the Annual Meeting.
The Board recommends a vote “FOR” the election of each of its director nominees and “FOR” the ratification Bodwell Vasek Wells DeSimone LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

Q:	How do I vote?
A:	You may vote using any of the following methods:
•	By proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
•	By telephone or the Internet. This is allowed if you are a beneficial owner of shares and your broker, bank, or nominee offers this alternative.
•
In person at the Annual Meeting. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a proxy from your broker, bank, or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?
A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
•	sending written notice of revocation to our Corporate Secretary;
•	submitting a new proxy dated later than the date of the revoked proxy; or
•	attending the Annual Meeting and voting in person.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or nominee. You may also vote in person at the Annual Meeting if you obtain a proxy from your broker, bank, or nominee. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
Q:	What if I return a signed proxy card, but do not vote for the matters listed on the proxy card?
A:
If you return a signed proxy card without indicating your vote, your shares will be voted, in accordance with the Board’s recommendation, “FOR” the election of each of its director nominees, and “FOR” the ratification of Bodwell Vasek Wells DeSimone LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

Q:	Can my broker vote my shares for me?
A:
Brokers and nominees who have record ownership of shares held in “street name” (i.e., for account holders who are the beneficial owners of the shares) have the discretion to vote such shares on routine matters, but not on other matters. Because brokers do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers, any proxies submitted by brokers who do not vote are counted as present for the purpose of determining the existence of a quorum (“broker non-votes”) but not for any other purpose.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?
A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a broker, bank, or nominee), your shares will not be voted.
If your shares are held in street name and you do not provide voting instructions to your broker, bank, or nominee, your broker, bank, or nominee may nonetheless submit a proxy reflecting a “broker non-vote” for any routine matters to be presented at the Annual Meeting. The vote on the ratification of the Company’s independent auditors at this year’s Annual Meeting constitutes a “routine” matter for the approval of shareholders; therefore, broker non-votes will not be voted on any matters considered at the Annual Meeting, but they will be counted towards achieving a quorum.
Q:	How are votes counted?
A:
For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the vote on the ratification of our independent auditors, you may vote “FOR,” “AGAINST” or “ABSTAIN”.

Q:	What is the voting requirement to approve each of the proposals?
A:
In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. You may not cumulate your votes. Thus, a stockholder is not entitled to cumulate votes and cast them all for any single nominee or to spread votes, so cumulated, among more than one nominee. Directors will be elected by a plurality of the votes cast at the Annual Meeting.

For all other matters to be brought before the meeting, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the Annual Meeting (excluding broker non-votes) will decide the question.
Q:	How many votes do I have?
A:	You are entitled to one vote for each share of Common Stock of the Company that you hold. As of the Record Date, there were 5,157,344 shares of Common Stock issued and outstanding.
Q:	What happens if a director nominee does not stand for election?
A:
If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of any nominee who does not stand. We have no reason to expect that any nominee will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?
A:
Other than the items of business described in this Proxy Statement, we are not aware of any other business to be brought before the Annual Meeting. If you grant a proxy, the person named as proxy holder will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?
A:
A majority of the 5,157,344 shares of our common stock issued and outstanding as of the Record Date, represented in person or by proxy, constitutes a quorum at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be postponed or adjourned from time to time until a quorum is obtained.

Q:	How can I attend and vote my shares in person at the Annual Meeting?
A:
You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, or nominee (i.e., in street name), you may be required to provide evidence of your ownership (such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, or nominee, or other similar evidence of ownership) in order to be admitted to the Annual Meeting.

Q:	How can I vote my shares in person at the Annual Meeting?
A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a proxy from the broker, bank, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?
A:
If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you hold shares beneficially in street name with a broker, bank, or nominee, please follow the voting instructions provided by your broker, bank, or nominee.

Q:	Is my vote confidential?
A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (a) as necessary to meet applicable legal requirements, (b) to allow for the tabulation of votes and certification of the vote, and (c) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	Where can I find the voting results of the Annual Meeting?
A:
We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Q:	How may I obtain a copy of the 2023 Annual Report and other financial information?
A:	A copy of the 2023 Annual Report is enclosed. Stockholders may request another free copy of the 2023 Annual Report and other financial information by contacting us at:
Wilhelmina International, Inc.
Two Lincoln Centre
5420 Lyndon B Johnson Freeway
Box #25
Dallas, TX 75240
Attention: Corporate Secretary
Alternatively, current and prospective investors can access the 2023 Annual Report and other financial information at www.wilhelmina.com/investor-relations/.
We will also furnish any exhibit to the 2023 Annual Report if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov.
Q:	What if I have questions for the Transfer Agent?
A:
Please contact the Transfer Agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Securities Transfer Corporation
2901 N. Dallas Parkway, Suite 380
Plano, Texas 75093
Phone: (469) 633-0101
Q:	Who can help answer my questions?
A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact us at:
Wilhelmina International, Inc.
Two Lincoln Centre
5420 Lyndon B Johnson Freeway
Box #25
Dallas, TX 75240
Attention: Corporate Secretary

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
There are four nominees for election to the Board at the Annual Meeting to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. All of the nominees currently serve as directors of the Company. Proxies may not be voted with respect to more than four individuals in the election of directors at the Annual Meeting.
Except where authority to vote for a director has been withheld, the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of the nominee who did not stand. We have no reason to expect that any of the nominees will not stand for election. The election of directors will be determined by a plurality of the shares voted at the Annual Meeting.
The Board recommends a vote “FOR” election of each nominee below.
Nominees for Election to the Board
The following table sets forth information regarding the nominees for election to the Board at the Annual Meeting.
Name	Age	Positions with the Company
Mark E. Schwarz	63	Director and Executive Chairman
James A. Dvorak	54	Director
Aimee J. Nelson	46	Director
Mark E. Pape	73	Director
Mark E. Schwarz
Mr. Schwarz has served as a director and Chairman of the Board since 2004, and as Executive Chairman since 2012. Mr. Schwarz was the Company’s Chief Executive Officer from 2007 to 2012. Since 1993, Mr. Schwarz has indirectly controlled Newcastle Partners, L.P. (“Newcastle LP”), a private investment firm, and served as the Chairman, Chief Executive Officer and Portfolio Manager of its general partner, Newcastle Capital Management, L.P. (“NCM”). Mr. Schwarz presently serves as Chairman of the boards of directors of Hallmark Financial Services, Inc., a specialty property and casualty insurance company, and Rave Restaurant Group, Inc., an operator and franchisor of pizza restaurants. He also serves as a director of various privately held companies. The Board believes that Mr. Schwarz should serve as a director of the Company due to his extensive business and investment expertise, broad director experience, and significant direct and indirect shareholdings in the Company. (See, Security Ownership of Certain Beneficial Owners and Management.)
James A. Dvorak
Mr. Dvorak has served as a director since 2011. Since 2017, Mr. Dvorak has been Senior Vice-President - Investments at Hallmark Financial Services, Inc., a specialty property and casualty insurance company. Mr. Dvorak served as an investment professional with NCM from 2008 to March 2020, including as a Managing Director (2012 to 2020) and Vice President (2008 to 2012). Mr. Dvorak previously served as an investment professional with Dallas-based Falcon Fund Management (2006 to 2007) and Irving, Texas-based Fagan Capital (1999 to 2006). Previously, Mr. Dvorak was with Koch Industries, a diversified energy, chemicals and materials provider, as Chief Financial Officer of a business unit and as a board member of a Koch affiliate. Mr. Dvorak has additional experience as a management consultant with Booz Allen & Hamilton in Chicago, Illinois. The Board believes that Mr. Dvorak should serve as a director of the Company due to his experience as a business executive, professional investor and management consultant, including expertise in strategic planning, business development, and financial and operational analysis.
Aimee J. Nelson
Ms. Nelson has served as a director of the Company since June 2022. Since 2020, Ms. Nelson has provided various clients with financial and strategic consulting services through her firm, AJAY Ventures. From January 2020 to June 2020, she was the Chief Financial Officer of Cuisine Global, a plant-based food and lifestyle company.

From 2014 to 2018, Ms. Nelson was a Managing Director at Fifth Third Bank, a national bank, where she oversaw a portfolio of corporate lending clients. From 2012 to 2014, she was a consultant to Wild Oats, LLC, a development stage company funded by Yucaipa Companies, overseeing the formation of a joint venture with Daymon Worldwide to launch products through global retail chains. From 2010 to 2011, Ms. Nelson was a finance consultant to Key Development, LLC, a family office. From 1999 to 2010, she worked in various capacities at national banks, including JPMorgan Chase, Compass Bank, Wachovia Bank and Park Cities Bank. Ms. Nelson serves as a director of LuxUrban Hotels, Inc. (formerly CorpHousing Group Inc.), a publicly traded company engaged in the short-term rental of individual and multi-family housing units to guests across major metropolitan cities in the United States. The Board believes that Ms. Nelson should serve as a director of the Company due to her experience as a business executive, including in strategic planning and financial analysis.
Mark E. Pape
Mr. Pape has served as a director since 2011. Since September 2021, he has served as the Chief Financial Officer of Factory Intelligent Solutions, LLP, the privately-owned parent company of LossExpress, LLP, the provider of total claims loss software solutions for auto insurers. Previously, he had served as the Chairman of the boards of directors of H2Options, Inc., a water conservation design/installation firm, since 2009, and U.S. Rain Group, Inc., a private equity company investing in water conservation opportunities, since 2013. U.S. Rain Group, Inc. acquired H2Options, Inc. in 2013. He is also currently a director of Hallmark Financial Services, Inc., a specialty property and casualty insurance company. He served as the Chief Financial Officer of Oryon Technologies, Inc., a lighting technology company, from 2010 to 2014, and as a director from May 2012 to January 2014. Oryon Technologies, Inc. filed a petition under Chapter 11 of the federal Bankruptcy Code in May 2014. Mr. Pape served as a partner at Tatum LLC, an executive services firm, from 2008 to 2009. From 2005 to 2007, he served as Executive Vice President and Chief Financial Officer at Affirmative Insurance Holdings, Inc., a property/casualty insurance company specializing in non-standard automobile insurance and served on its board of directors and audit committee from 2004 to 2005. Mr. Pape served as the Chief Financial Officer of HomeVestors of America, Inc., a franchisor of home acquisition services, during 2005; as President and Chief Executive Officer of R.E. Technologies, Inc., a provider of software tools to the housing industry, from 2002 to 2005; as Senior Vice President and Chief Financial Officer of LoanCity.com, a start-up e-commerce mortgage bank, from 1999 to 2001; as Vice President-Planning for Torchmark Corporation, a life/health insurance holding company, from 1998 to 1999; as Senior Vice President and Chief Financial Officer of United Dental Care, Inc., a dental benefits insurance company, from 1995 to 1997; and as Executive Vice President and Chief Financial Officer of American Income Holding, Inc., a life insurance company, from 1991 to 1994. Previously, Mr. Pape was engaged in investment banking from 1979 to 1991 with First City National Bank of Houston, Merrill Lynch Capital Markets Group, the First Boston Corporation and then Bear, Stearns & Co. He began his career in 1974 as an auditor with KPMG LLP. He is a certified public accountant licensed in Texas. The Board believes that Mr. Pape should serve as a director due to his leadership and operational skills developed as a business executive, his background in finance and financial services, and his experience as a director of both private and public companies.
Family Relationships
There are no family relationships between any of the Company’s directors and executive officers.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Bodwell Vasek Wells DeSimone LLP (“BVWD”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Although the selection of BVWD does not require ratification, the Board has directed that the appointment of BVWD be submitted to stockholders for ratification due to the significance of their appointment to the Company. If stockholders do not ratify the appointment of BVWD as the Company’s independent registered public accounting firm, the Audit Committee will consider the appointment of other certified public accountants. Representatives of BVWD are expected to be present at the Annual Meeting, to be available to respond to appropriate questions or to have an opportunity to make a statement.
The Board recommends a vote “FOR” ratifying the selection of Bodwell Vasek Wells DeSimone LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

CORPORATE GOVERNANCE
Board Leadership Structure
Our governing documents provide the Board with flexibility to determine the appropriate leadership structure for the Board and the Company, including whether it is appropriate to separate the roles of our Chairman of the Board and our Chief Executive Officer. In making these determinations, the Board considers numerous factors, including the specific needs and strategic direction of the Company and the size and membership of the Board at the time.
Mark E. Schwarz serves as the Executive Chairman of the Company. In such capacity, he functions as both the chairman of the Board and an executive officer with responsibilities for corporate strategy, capital allocation, and business acquisitions. Mr. Schwarz is presently serving as the Company’s principal executive officer on an interim basis pending the appointment of a new Chief Executive Officer. When appointed, the Chief Executive Officer of the Company is not expected to be a director. The Company does not have a lead independent director. The Board believes that this leadership structure is appropriate because it permits Mr. Schwarz to provide Board leadership independent of operational management, while still providing the Company the benefit of his business and investment expertise. As a result, the Board believes that all directors are able to objectively evaluate the management and operations of the Company. The Board also believes that, as a result of his significant beneficial ownership of Common Stock, Mr. Schwarz’s role as Executive Chairman enhances the focus of the Board on building stockholder value. (See, Security Ownership of Certain Beneficial Owners and Management.)
Board Role in Risk Oversight
Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings, at which the Board regularly discusses areas of material risk to the Company (including operational, financial, legal and regulatory, strategic, and reputational risks), and at meetings of the Audit Committee. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.
Director Independence
Annually, as well as in connection with the election or appointment of a new director to the Board, the Board considers the Company’s business and other relationships with each director. The Board determines whether directors are “independent” under Nasdaq’s listing standards. The Board has determined that all incumbent directors except Mr. Schwarz are independent under Nasdaq’s listing standards.
Meetings and Committees of the Board of Directors
The Board met four times during 2023 and also approved various matters by unanimous written consent. Each of the directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board, and (b) the total number of meetings of all committees of the Board on which he served, but for Alex Mehr and Clinton Coleman who attended 50% and 60%, respectively. The Company has no policy with respect to directors attending the Annual Meeting of Stockholders. Messrs. Schwarz, Pape and Dvorak were the only incumbent directors present at the Company’s 2023 Annual Meeting of Stockholders.
The Board currently has a separately-designated Audit Committee and Compensation Committee but did not have a separately-designated Nominating Committee until one was constituted in April of 2024 to manage nominations for the election of directors at the 2025 Annual Meeting of Stockholders. The Audit Committee met six times during the fiscal year ended December 31, 2023. The Compensation Committee met one time during fiscal 2023 and also approved various matters by unanimous written consent.
Audit Committee
The Audit Committee, among other things, meets with our independent registered public accounting firm and management representatives, recommends to the Board appointment of an independent registered public accounting firm, approves the scope of audits and other services to be performed by the independent registered public accounting firm, considers whether the performance of any professional services by the independent registered public accounting firm other than services provided in connection with the audit function could impair the independence of the independent registered public accounting firm, and reviews the results of audits and the accounting principles applied in financial reporting and financial and operational controls. The independent registered public accounting firm has unrestricted access to the Audit Committee and vice versa.
The incumbent Audit Committee is comprised of Mark E. Pape (chairman), James A. Dvorak, and Aimee J. Nelson, each of whom is independent under Nasdaq rules for audit committee members. The Board has determined that Mr. Pape qualifies as an “audit committee financial expert,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has adopted a written Charter of the Audit Committee which is available at www.wilhelmina.com/investor-relations/.
Compensation Committee
The Compensation Committee determines policies and procedures relating to compensation, employee stock options and other benefit plans of executive officers and other key employees. Compensation is determined pursuant to discussions and analysis by the Compensation Committee based on factors that may include a review of the individual’s performance, the scope of responsibility for the applicable position, the experience level necessary for the applicable position, certain peer group compensation levels and the performance of the Company. The Executive Chairman makes recommendations to the Compensation Committee regarding the amount and form of compensation for the Company’s executive officers and other key employees and the Compensation Committee takes such recommendations into account in its review.
The Compensation Committee is currently comprised of Mark E. Pape (chairman), Aimee J. Nelson, and James A. Dvorak, each of whom is independent under the listing standards of Nasdaq. The Board has adopted a written Charter of the Compensation Committee, which is available at www.wilhelmina.com/investor-relations.
Director Nomination Process
Members of the Board identify prospective candidates to serve as directors, review candidates’ credentials and qualifications, and interview prospective candidates. Recommendations for director nominees may come from a wide variety of sources, including stockholders, business contacts, community leaders, other third-party sources and members of management. The Board will initially evaluate any such prospective nominee on the basis of his or her resume and other background information that has been made available to the Board and follow up with the prospective nominee. The Board does not anticipate that the Company will evaluate nominees differently based on the source of their nomination. While the Board will consider candidates recommended by stockholders as discussed above, it has not adopted formal procedures to be followed by stockholders for submitting such recommendations.
The Board seeks to attract director nominees of personal integrity whose diversity of business background and experience will represent the interests of all stockholders. There is no specific requirement for minimum qualifications or skills that candidates must possess. Director candidates are evaluated based on a number of qualifications, including their judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy and risk management skills.
Full Board Serving Function of Nominating Committee
While the Company has not historically maintained a separate nominating committee, the Board recently formed a Nominating Committee to oversee nominations for future director candidates and appointed Mr. Pape and Mr. Dvorak to serve as its initial members.

Board Diversity Matrix
The following table sets forth Board level diversity information based on voluntary self-identification of incumbent directors as of April 22, 2024.
Board Diversity Matrix as of April 22, 2024
Total Number of Directors: 4
	Male	Female	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	1	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	0	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Stockholder Communications with the Board
The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company at Two Lincoln Centre, 5420 Lyndon B Johnson Freeway, Box #25, Dallas, TX 75240, Attn: Corporate Secretary. The Corporate Secretary reviews all messages received and forwards any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board. The Corporate Secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.
Code of Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that sets forth legal and ethical standards of conduct applicable to all directors, officers and employees of the Company. The Code of Ethics is available on the Company’s website at www.wilhelmina.com/investor-relations/.

Review, Approval or Ratification of Transactions with Related Persons
The Board reviews all relationships and transactions with the Company in which our directors or executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Board is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. In addition, the Audit Committee reviews and approves or ratifies any related party transaction that is required to be disclosed pursuant to SEC or Nasdaq rules. In the course of its review and approval or ratification of a related party transaction, the Audit Committee considers: (i) the nature of the related person’s interest in the transaction, (ii) the material terms of the transaction, including, without limitation, the amount and type of transaction, (iii) the importance of the transaction to the related person, (iv) the importance of the transaction to the Company, (v) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company, and (vi) any other matters the Audit Committee deems appropriate. Any member of the Board who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction. (See, Related Party Transactions.)
Compensation of Directors
The Company’s current standard compensation arrangement for non-employee directors permits each non-employee director to elect to receive either (a) an annual cash retainer of $28,000, (b) options to purchase 100,000 shares of the Common Stock at the closing price on the date of grant, or (c) a combination of cash retainer and stock options. During fiscal 2023, each non-employee director elected to receive all of their compensation in cash. The Chairmen of the Audit Committee and the Compensation Committee each receive an additional annual cash retainer of $2,500, and each member of the Audit Committee and Compensation Committee receive an additional annual cash retainer of $1,000. Commencing in the third quarter of 2020, all directors agreed to a temporary 35% decrease from their standard compensation, which decrease ended in the third quarter of 2021 with all directors returning to full compensation.
The following table sets forth information concerning the compensation of the non-employee directors of the Company for the fiscal year ended December 31, 2023.
Name	Fees Earned or Paid in Cash ($)	Total ($)
Maya Burkenroad[1]	28,000	28,000
Clinton J. Coleman[2]	29,000	29,000
James A. Dvorak	29,000	29,000
Alexander F. Mehr[3]	28,000	28,000
Mark E. Pape	33,000	33,000
Aimee J. Nelson	30,000	30,000
1	Resigned as a Director, effective March 23, 2024.
2	Not nominated for re-election at the Annual Meeting.
3	Resigned as a Director, effective March 14, 2024.

EXECUTIVE OFFICERS
The following table sets forth information regarding the Company’s current executive officers.
Name	Age	Positions with the Company
Mark E. Schwarz	63	Director and Executive Chairman (principal executive officer)
Gaurav Pahwa[1]	39	Chief Financial Officer (principal financial officer)
1	Mr. Pahwa was appointed as the Company’s Chief Financial Officer, effective April 15, 2024.
Mark E. Schwarz
For information on Mr. Schwarz, see “Proposal No. 1 -Election of Directors – Nominees for Election to the Board.”
Gaurav Pahwa
Mr. Pahwa was appointed Chief Financial Officer of the Company in April of 2024. Prior to this appointment he served as the Chief Financial Officer and Chief Operating Officer of New York Models as well as for LA Models since 2011. In these roles, he was responsible for spearheading the formation of a top-performing team, employing lean sigma methodologies to boost employee engagement and streamline back-office operations. He oversaw a team of 89 employees across California and New York and managed human resources. He also successfully implemented two ERP systems within budget and on schedule, while transitioning IT infrastructure to a cloud-based ecosystem. With a keen eye for financial oversight, he collaborated with independent CPA firms to review financial statements and directed internal audits to enhance controls. Furthermore, he handled all aspects of contract review and approval, both domestically and internationally. Mr. Pahwa received his Bachelors Degree in Accounting from the City University of New York, and holds several certifications in public accounting, fraud examination, as well human resources.
Summary Compensation Table
The following table summarizes the compensation earned during the fiscal years ended December 31, 2023, and 2022, by each person who served as an executive officer of the Company at any time during fiscal 2023 (the “Named Executive Officers”).
Name and Principal Position	Year	Salary ($)	Bonus ($)	Total ($)
Mark E. Schwarz Executive Chairman	2023	150,000	—	150,000
	2022	150,000	—	150,000
James A. McCarthy[1] Chief Financial Officer	2023	325,000	30,000	355,000
	2022	325,000	40,000	365,000
1	Mr. McCarthy resigned his position, effective April 15, 2024.
Employment Agreements
The Company has entered into an employment letter agreement with Mr. Pahwa (the “Agreement”) confirming his employment as Chief Financial Officer of the Company. The Agreement provides for at-will employment with an annual base salary of $300,000. The Agreement also provides for a discretionary annual cash bonus targeted at 30% of base salary. Mr. Pahwa will also be entitled to other typical benefits generally available to senior executives of the Company. In the event Mr. McCarthy’s employment with the Company is terminated without cause, he will be entitled to receive 60 days of base salary. Pursuant to the employment letter, Mr. McCarthy is restricted from competing with the Company for a period of one year from the date of termination and is subject to certain covenants of confidentiality and non-solicitation.
Except as described above, the Company has no plans or arrangements that provide for payment to any Named Executive Officer in connection with the resignation, retirement, or other termination of such Named Executive Officer or a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth certain information regarding equity awards held by the Named Executive Officers as of December 31, 2023, consisting solely of unexercised stock options.
Name	Number of Securities Underlying Unexercised Options[1]		Option Exercise Price ($)	Option Expiration Date
	Exercisable (#)	Unexercisable (#)
Mark E. Schwarz	—	—	—	—
James A. McCarthy[2]	30,000	—	7.36	04/25/2026
	30,000	—	6.50	05/09/2027
	30,000	—	5.43	05/09/2028
	20,000	10,000	5.43	05/09/2029
	15,000	15,000	5.43	05/09/2030
	12,000	18,000	5.43	05/09/2031
1
Options expiring 04/25/2026, 05/09/2027 and 05/09/2031 vest in five equal annual installments from the date of grant; options expiring 05/09/2030 vest in four equal annual installments from the date of grant; options expiring 05/09/2029 vest in three equal annual installments from the date of grant; and options expiring 05/09/2028 vest in two equal annual installments from the date of grant.

2	Mr. McCarthy resigned from his position with the Company, effective April 15, 2024.

Pay Versus Performance Table
Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Name Executive Officers ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income (in thousands) ($)
2023	150,000	150,000	355,000	355,000	110.17	433
2022	150,000	150,000	365,000	355,000	68.32	3,529
2021	123,750	123,750	632,250	365,000	113.92	4,518
(1)	In fiscal years 2021-2023 our principal executive officer was Mark E. Schwarz
(2)
In fiscal years 2021-2023 our sole named executive officer other than our principal executive officer was James A. McCarthy, our principal financial officer. Mr. McCarthy resigned his position with the Company as of April 15, 2024.

INDEPENDENT AUDITORS
The Audit Committee has selected Bodwell Vasek Wells DeSimone LLP (“BVWD”) as the independent auditors of the Company for the 2024 fiscal year. A representative of BVWD is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement. Prior to the appointment of BVWD, Baker Tilly US, LLP (“Baker Tilly”) served as the Company’s independent auditors, including for the fiscal year ended December 31, 2022.
The following table presents fees for professional services rendered by BVWD for the audit or review of the Company’s consolidated financial statements for the fiscal year ended December 31, 2023, as well as fees for professional services rendered by Baker Tilly for the audit or review of the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2023.
	AUDIT FEES FISCAL 2023	AUDIT FEES FISCAL 2022
BVWD	$156,000	—
Baker Tilly	$37,500[1]	$280,000
1	Represents fees primarily incurred in the review of the Company’s’ quarterly report on Form 10-Q for the period ended March 31, 2023.
Audit Fees. This category represents aggregate fees paid for professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q. The amount represents fees attributable to the fiscal year but actually paid in the following fiscal year.
Pre Approval of Audit Fees. All services to be performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee. Limited amounts of services (other than audit, review or attest services) may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting. All of the services performed by Baker Tilly and BVWD for the 2022 and 2023 fiscal years, respectively, were pre-approved by the Audit Committee.
Change In Our Independent Auditor
On May 17, 2023, we effected a change in the Company’s independent registered public accounting firm. Baker Tilly had previously served in that capacity, and their audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2022, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to effect a change in accountants was approved by the Audit Committee of the Company’s board of directors. During the two recent fiscal years ended December 31, 2022, and the subsequent interim period preceding May 17, 2023, there were no (i) disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its report, or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
On May 17, 2023, the Audit Committee of the Company engaged BVWD as the principal accountant to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2023. During the two most recent fiscal years ended December 31, 2022, and through the subsequent interim period preceding such engagement, the Company did not consult with BVWD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

AUDIT COMMITTEE REPORT
The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is currently composed of three directors and acts under a written charter approved and adopted by the Board. The Audit Committee reviews its charter on an annual basis. Each of the members is independent as defined by all Nasdaq and SEC requirements. The Board annually reviews the relevant definitions of independence for audit committee members and makes an annual determination of the independence of Audit Committee members.
The Board has determined that Mr. Pape is an “audit committee financial expert,” as defined by SEC rules and regulations. This designation does not impose any duty, obligation or liability that is greater than is generally imposed on a member of the Audit Committee and the Board, and designation as an audit committee financial expert does not affect the duty, obligation, or liability of any member of the Audit Committee or the Board.
The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2023. It also discussed with BVWD the matters required to be discussed by Auditing Standard 1301, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from BVWD required by applicable requirements of the PCAOB regarding BVWD’s communications with the Audit Committee concerning independence and the Audit Committee discussed with BVWD that firm’s independence.
The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditor, BVWD, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements to generally accepted accounting principles.
Based on the discussions with BVWD concerning the audit, the financial statement review, and other such matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2023, be included in the Company’s 2023 Annual Report on Form 10-K for filing with the SEC.
Submitted to the Board by the undersigned members of the Audit Committee.
AUDIT COMMITTEE

Mark E. Pape (Chairman)
James A. Dvorak
Aimee J. Nelson

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of the Record Date, concerning beneficial ownership of the Common Stock of the Company by (a) any person or group known to beneficially own more than 5% of the Common Stock; (b) each current director, nominee, and current executive officer of the Company; and (c) all current directors and current executive officers as a group.
The information provided in the table is based on the Company’s records, information filed with the SEC and other information provided to the Company. The number of shares beneficially owned by each person or group is determined under SEC rules, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person or group has sole or shared voting or investment power and includes any shares that the person or group has the right to acquire within 60 days after the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, (a) all persons have sole voting and investment power (or share such powers with their spouse) with respect to the shares shown as beneficially owned by them, (b) the mailing address for all persons is the same as that of the Company, and (c) the directors and current executive officers have not pledged as security any of the shares beneficially owned by them.
Beneficial Owner	No. of Shares Beneficially Owned	Percent Of Class*
5% Beneficial Owners:
Newcastle Partners, L.P.[1]	2,430,725	47.1
Newcastle Capital Management, L.P.[1]
Newcastle Capital Group, L.L.C.[1]
NCM Services, Inc.[1]
Schwarz 2012 Family Trust[1]
Mark E. Schwarz[1]
Omni Retail Enterprises, LLC [2]	950,000	18.4
Doron Donat[3]	522,955	10.1
Waterfield Holdings, LLC / J. Randall Waterfield[4]	270,151	5.2

Directors, Nominees, and Named Executive Officers:
Mark E. Schwarz[1]	2,430,725	47.1
James A. Dvorak	—	—
Mark E. Pape	—	—
Aimee J. Nelson	—	—
Gaurav Pahwa	—	—
James A. McCarthy[5]	137,000	2.6
All directors and executive officers (6 Persons)	2,567,725	48.5
*	Based on 5,157,344 shares of our common stock issued and outstanding as of the Record Date
1
All shares are held by Newcastle LP. The general partner of Newcastle LP is NCM, the general partner of NCM is Newcastle Capital Group, L.L.C. (“NCG”), the sole member of NCG is NCM Services, Inc. (“NCMS”), the sole shareholder of NCMS is the Schwarz 2012 Family Trust (“Schwarz Trust”) and the sole trustee of the Schwarz Trust is Mark E. Schwarz. Accordingly, each of NCM, NCG, NCMS, the Schwarz Trust, and Mr. Schwarz may be deemed to beneficially own the shares of Common Stock directly owned by Newcastle LP. Each of NCM, NCG, NCM Services, the Schwarz Trust, and Mr. Schwarz disclaims beneficial ownership of the shares held by Newcastle LP except to the extent of their respective pecuniary interest therein.

2	As reported in Schedule 13G filed March 28, 2024. The address for Omni Retail Enterprises, LLC is 424 Fort Hill Drive, Suite 144, Naperville, IL 60540.
3	As reported in Schedule 13G/A filed October 12, 2022. Mr. Donat’s address is 19102 Harborbridge Lane, Lutz, Florida 33558.
4	As reported in Schedule 13G filed May 20, 2022. Waterfield Holdings, LLC’s address is reported to be 4779 Collins Ave, Suite 4405, Miami Beach, FL 33140.
5	Consists solely of shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

RELATED PARTY TRANSACTIONS
The Company’s corporate headquarters are located in the offices of NCM. Pursuant to a services agreement, NCM provides the Company the use of facilities and equipment, as well as accounting, legal and administrative services, on a month-to-month basis for a fixed fee of $2,500 per month. The Company paid $30,000 to NCM in each of fiscal 2023 and 2022 pursuant to the services agreement. Mr. Schwarz is the Chairman, Chief Executive Officer, and Portfolio Manager of NCM, which is the general partner of Newcastle LP.
STOCKHOLDER PROPOSALS
If a stockholder wishes to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2025 Annual Meeting of Stockholders, the proposal must be received in proper form at the Company’s principal executive offices on or before December 27, 2024, in order to have the proposal included in the proxy materials of the Company for such meeting. If a stockholder wishes to submit a proposal at the 2025 Annual Meeting of Stockholders outside the processes of Rule 14a-8 promulgated under the Exchange Act, the stockholder must notify the Company in writing of such proposal on or before March 19, 2025, in order to have that proposal considered at such meeting.
To be in proper form, a stockholder’s notice must include information concerning the proposal. A stockholder who wishes to submit a proposal is encouraged to seek independent counsel with regard to the SEC requirements. The Company may exclude any proposal that does not meet the SEC’s requirements for submitting a proposal, and reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices of intention to submit proposals for or at the Company’s 2025 Annual Meeting of Stockholders should be addressed to the Company at Two Lincoln Centre, 5420 Lyndon B Johnson Freeway, Box #25, Dallas, TX 75240, Attn: Corporate Secretary.
SECTION 16(a) REPORTS
The Company’s executive officers, directors and beneficial owners of more than 10% of the Common Stock are required to file reports of ownership and changes in ownership of the Common Stock with the SEC. Based solely on the Company’s review of the reports that have been filed by or on behalf of such persons and information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 2023.
PROXY SOLICITATION
This solicitation of proxies is being made on behalf of the Board and the cost of preparing, assembling and mailing this Proxy Statement is being paid by the Company. In addition to solicitation by mail, Company directors, officers and employees (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies by telephone or other means of communication. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.
ANNUAL REPORT
The 2023 Annual Report is being sent with this Proxy Statement to each stockholder. The 2023 Annual Report is also available at www.wilhelmina.com/investor-relations/. However, the 2023 Annual Report is not to be regarded as part of the proxy soliciting materials.

SCAN TO
VIEW MATERIALS & VOTE

WILHELMINA INTERNATIONAL, INC.
ATTN: MARK E. SCHWARZ
TWO LINCOLN CENTRE,5420 LYNDON B JOHNSON FREEWAY
BOX #25
DALLAS, TX 75240

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Mark E. Schwarz 02) Mark E. Pape 03) Aimee J. Nelson 04) James A. Dvorak

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

NOTE: OTHER BUSINESS: In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000644699_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report of Stockholders are available at www.proxyvote.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
WILHELMINA INTERNATIONAL, INC. TO BE HELD JUNE 10, 2024

The undersigned hereby appoints Mark E. Schwarz and Gaurav Pahwa, and either of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes either of them to represent and vote, as designated below, all shares of Common Stock of Wilhelmina International, Inc. held of record by the undersigned as of April 22, 2024, at the Annual Meeting of Stockholders to be held on June 10, 2024, or at any adjournment thereof. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS PROPOSED IN ITEM 1, AND FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROPOSED IN ITEM 2.

0000644699_2 R1.0.0.6

Continued and to be signed on reverse side